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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into Aavid Thermal Technologies, Inc.'s previously filed Registration Statement (File No. 333-33126).


                                                    /s/ ARTHUR ANDERSEN, LLP


Boston, Massachusetts
April 10, 2000